UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 11, 2008

ELECTRONIC ARTS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-17948	94-2838567
(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway, Redwood City, California 94065-1175

(Address of Principal Executive Offices) (Zip Code)

(650) 628-1500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Redwood City, California Headquarters Facilities – Phase One Lease

In February 1995, Electronic Arts Inc. (the “Company”) entered into a build-to-suit lease (“Phase One Lease”) with a third-party lessor for the Company’s headquarters facilities in Redwood City, California (“Phase One Facilities”). The Phase One Facilities comprise a total of approximately 350,000 square feet and provide space for sales, marketing, administration and research and development functions. In July 2001, the lessor refinanced the Phase One Lease with Keybank National Association through July 2006. The Phase One Lease expires in January 2039, subject to early termination in the event the underlying financing between the lessor and its lenders is not extended. Subject to certain terms and conditions, the Company may purchase the Phase One Facilities or arrange for the sale of the Phase One Facilities to a third party.

Pursuant to the terms of the Phase One Lease, the Company has an option to purchase the Phase One Facilities at any time for a purchase price of $132 million. In the event of a sale to a third party, if the sale price is less than $132 million, the Company will be obligated to reimburse the difference between the actual sale price and $132 million, up to a maximum of $117 million, subject to certain provisions of the Phase One Lease, as amended.

On May 26, 2006, the lessor extended its loan financing underlying the Phase One Lease with its lenders through July 2007, and on May 14, 2007, the lenders extended this financing again for an additional year through July 2008.

On April 11, 2008, the lessor extended the loan financing underlying the Phase One Lease for an additional year through July 16, 2009 by entering into the Fourth Omnibus Amendment among Electronic Arts Redwood LLC, as lessee, the Company, as guarantor, SELCO Service Corporation (doing business in California as “Ohio SELCO Service Corporation”), as lessor, various liquidity banks, The Bank of Nova Scotia, as documentation agent, and KeyBank National Association, as agent (the “Phase One Amendment”). The effective date of the Phase One Amendment is April 14, 2008. The Phase One Amendment also modified (i) the “Quick Ratio,” which is one of the financial covenants the Company must satisfy in connection with the Phase One Lease, and (ii) the definition of “Cash Equivalents,” which is used in connection with the determination of the Company’s compliance with the Quick Ratio financial covenant.

The Company accounts for the Phase One Lease arrangement as an operating lease in accordance with Statement of Financial Accounting Standard (“SFAS”) No. 13, “Accounting for Leases”, as amended.

A copy of the Phase One Amendment is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Redwood City, California Headquarters Facilities – Phase Two Lease

In December 2000, the Company entered into a second build-to-suit lease (“Phase Two Lease”) with Keybank National Association for a five and one-half year term beginning in December 2000 to expand the Company’s Redwood City, California headquarters facilities and develop adjacent property (“Phase Two Facilities”). Construction of the Phase Two Facilities was completed in June 2002. The Phase Two Facilities comprise a total of approximately 310,000 square feet and provide space for sales, marketing, administration and research and development functions. Subject to certain terms and conditions, we may purchase the Phase Two Facilities or arrange for the sale of the Phase Two Facilities to a third party.

Pursuant to the terms of the Phase Two Lease, the Company has an option to purchase the Phase Two Facilities at any time for a purchase price of $115 million. In the event of a sale to a third party, if the sale price is less than $115 million, the Company will be obligated to reimburse the difference between the actual sale price and $115 million, up to a maximum of $105 million, subject to certain provisions of the Phase Two Lease, as amended.

On May 26, 2006, the lessor extended the Phase Two Lease through July 2009 subject to early termination in the event the underlying loan financing between the lessor and its lenders is not extended. Concurrently with the extension of the lease, the lessor extended the loan financing underlying the Phase Two Lease with its lenders through July 2007. On May 14, 2007 the lenders extended this financing again for an additional year through July 2008.

On April 11, 2008, the lessor extended the loan financing underlying the Phase Two Lease through July 16, 2009 by entering into a Fourth Omnibus Amendment among Electronic Arts Redwood LLC, as lessee, the Company, as guarantor, SELCO Service Corporation (doing business in California as “Ohio SELCO Service Corporation”), as lessor, various liquidity banks, and KeyBank National Association, as agent (“Phase Two Amendment”). The effective date of the Phase Two Amendment is April 14, 2008. The Phase Two Amendment also modified (i) the “Quick Ratio,” which is one of the financial covenants the Company must satisfy in connection with the Phase Two Lease, and (ii) the definition of “Cash Equivalents,” which is used in connection with the determination of the Company’s compliance with the Quick Ratio financial covenant.

The Company accounts for the Phase Two Lease arrangement as an operating lease in accordance with SFAS No. 13, as amended.

A copy of the Phase Two Amendment is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Fourth Omnibus Amendment (2001 Transaction), dated as of April 14, 2008 among Electronic Arts Redwood LLC, as Lessee, Electronic Arts Inc., as Guarantor, SELCO Service Corporation (doing business in California as “Ohio SELCO Service Corporation”), as Lessor, the Various Liquidity Banks party thereto, as Liquidity Banks, The Bank of Nova Scotia, as Documentation Agent and Keybank National Association, as Agent.

10.2	Fourth Omnibus Amendment (2000 Transaction), dated as of April 14, 2008 among Electronic Arts Redwood LLC, as Lessee, Electronic Arts Inc., as Guarantor, SELCO Service Corporation (doing business in California as “Ohio SELCO Service Corporation”), as Lessor, the Various Liquidity Banks party thereto, as Liquidity Banks, and KeyBank National Association, as Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated: April 11, 2008	By:	/s/ Stephen G. Bené
Stephen G. Bené
Senior Vice President, General Counsel and Corporate Secretary